AAM S&P Emerging Markets High Dividend Value ETF
Schedule of Investments
January 31, 2020 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 95.5%
	Brazil - 5.4%
29,300	Cielo SA	$48,613
7,704	Hypermarcas SA	64,127
8,550	Petrobras Distribuidora SA	57,704
		170,444
	China - 22.9%
148,400	Angang Steel Company, Ltd. - H Shares	50,264
87,000	BAIC Motor Corporation, Ltd. - H Shares	43,360
85,000	China Minsheng Banking Corporation, Ltd. - H Shares	59,769
62,000	China Resources Cement Holdings, Ltd.	70,185
28,500	China Shenhua Energy Company, Ltd. - H Shares	50,431
44,000	CITIC, Ltd.	49,922
42,000	Country Garden Holdings Company, Ltd.	53,873
81,500	CSC Financial Company, Ltd. - H Shares	64,550
84,000	Great Wall Motor Company, Ltd. - H Shares	56,253
15,000	Longfor Group Holdings, Ltd.	63,942
49,500	Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd.	46,827
36,000	Weichai Power Company, Ltd. - H Shares	63,980
64,000	Yanzhou Coal Mining Company, Ltd. - H Shares	47,640
		720,996
	Indonesia - 6.2%
659,200	Adaro Energy Tbk PT	59,137
48,600	Indo Tambangraya Megah Tbk PT	35,770
220,000	Matahari Department Store Tbk PT	47,367
414,200	Perusahaan Gas Negara Persero Tbk PT	51,718
		193,992
	Mexico - 1.7%
2,627	Ternium SA - ADR	54,983

	Poland - 2.0%
6,790	PLAY Communications SA	62,352

	Qatar - 3.8%
31,500	Ooredoo QPSC	59,955
13,700	Qatar Electricity & Water Company QSC	60,391
		120,346
	Republic of Korea - 3.2%
953	Doosan Corporation	50,135
2,417	Orange Life Insurance, Ltd. (a)	52,412
		102,547
	Russian Federation - 13.1%
7,248	Evraz plc	33,689
819,000	Inter RAO UES PJSC	74,133
980	Magnit PJSC	57,149
84,900	Magnitogorsk Iron & Steel Works PJSC	59,658
7,130	Mobile TeleSystems PJSC - ADR	72,655
19,104	VEON, Ltd. - ADR	49,479
1,770	X5 Retail Group NV - GDR	65,012
		411,775
	South Africa - 7.0%
35,487	Life Healthcare Group Holdings, Ltd.	59,241
47,660	Netcare, Ltd.	63,708
91,407	Redefine Properties, Ltd.	43,816
4,302	SPAR Group, Ltd.	54,987
		221,752
	Taiwan, Province of China - 15.9%
26,000	Nanya Technology Corporation	67,218
10,256	Pharmally International Holding Company, Ltd.	71,805
6,000	President Chain Store Corporation	59,287
15,000	Radiant Opto-Electronics Corporation	52,137
3,000	St. Shine Optical Company, Ltd.	40,915
22,000	Uni-President Enterprises Corporation	52,872
134,000	United Microelectronics Corporation	66,093
7,000	Yageo Corporation	89,559
		499,886
	Thailand - 6.8%
25,600	Kiatnakin Bank pcl	56,054
82,200	Pruksa Holding pcl	37,184
18,500	Tisco Financial Group pcl	61,132
137,100	TTW pcl	61,139
		215,509
	Turkey - 7.5%
13,194	TAV Havalimanlari Holding AS	60,051
13,078	Tekfen Holding AS	42,064
16,700	Tofas Turk Otomobil Fabrikasi AS	73,664
25,295	Turkcell Iletisim Hizmetleri AS	59,592
		235,371
	TOTAL COMMON STOCKS (Cost $3,296,088)	3,009,953

	PREFERRED STOCKS - 3.8%
	Brazil - 1.8%
15,700	Cia Energetica de Minas Gerais	54,963

	Russian Federation - 2.0%
2,321	Bashneft PJSC	63,880
	TOTAL PREFERRED STOCKS (Cost $118,328)	118,843

	SHORT-TERM INVESTMENTS - 0.3%
9,338	Invesco Government & Agency Portfolio - Institutional Class 1.49% (a)	9,338
	TOTAL SHORT-TERM INVESTMENTS (Cost $9,338)	9,338
	TOTAL INVESTMENTS - 99.6% (Cost $3,423,754)	3,138,134
	Other Assets in Excess of Liabilities - 0.4%	13,253
	NET ASSETS - 100.0%	$3,151,387

	Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Rate shown is the annualized seven-day yield as of January 31, 2020.

Summary of Fair Value Disclosure at January 31, 2020 (Unaudited)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of January 31, 2020:

AAM S&P Emerging Markets High Dividend Value ETF
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,957,541	$52,412	$-	$3,009,953
Preferred Stocks	118,843	-	-	118,843
Short-Term Investments	9,338	-	-	9,338
Total Investments in Securities	$3,085,722	$52,412	$-	$3,138,134

For the period ended January 31, 2020, the Funds did not recognize any transfers to or from Level 3.